EXHIBIT 25.6

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

____________________________

____ CHECK AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)
101 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of principle executive offices)	(Zip Code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

__________________________________

HSBC FINANCE CORPORATION

(Exact name of obligor as specified in its charter)

Delaware	86-1052062
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
2700 Sanders Road Prospect Heights, Illinois	60070
(Address of principle executive offices)	(Zip Code)

____________________________

Amended and Restated Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of December 15, 2004

(Title of the indenture securities)

Item 1.	General information. Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency Treasury Department Washington, D.C. Federal Deposit Insurance Corporation Washington, D.C. Federal Reserve Bank of San Francisco San Francisco, California 94120
(b)	Whether it is authorized to exercise corporate trust powers. The trustee is authorized to exercise corporate trust powers.

Item 2.	Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.
None with respect to the trustee.
No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.	Foreign Trustee.	Not applicable.
Item 16.	List of Exhibits.	List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of Articles of Incorporation of the trustee now in effect.*
Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**
Exhibit 3.	See Exhibit 2.
Exhibit 4.	Copy of By-laws of the trustee as now in effect.***
Exhibit 5.	Not applicable.
Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.
Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or to the requirements of its supervising or examining authority.****
Exhibit 8.	Not applicable.
Exhibit 9.	Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.

** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation filed number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of Penn National Gaming Inc. filed number 333-125274.

**** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 99.2 to the Form T-3A dated November 22, 2006 of Satelites Mexicanos S.A. de C.V. filed number 022-2882.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago and State of Illinois on the 7th day of March, 2007.

WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/ Patricia B. Martirano Patricia B. Martirano Vice President

EXHIBIT 6

March 7, 2007

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefore.

Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION /s/ Patricia B. Martirano Vice President